                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                          ---------------------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       November 30, 2000
                                                    ----------------------------

                               Fluor Corporation
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


            Delaware                    001-16129             33-0927079
--------------------------------------------------------------------------------
  (State or other jurisdiction of     (Commission file       (IRS employer
         incorporation)               number)                identification no.)


One Enterprise Drive, Aliso Viejo, California                   92656-2606
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code         (949) 349-2000
                                                         -----------------------

                                Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On November 30, 2000, the Board of Directors of "old" Fluor Corporation ("Old Fluor") formally approved the distribution to the holders of common stock of Old Fluor (the "Distribution") of all of the common stock of "new" Fluor Corporation (the "Registrant"). The Distribution was accomplished by the declaration by the Board of Directors of Old Fluor of a special dividend payable to each holder of record of Old Fluor's common stock at the close of business on November 30, 2000 (the "Record Date") of one share of the Registrant's common stock for every share of Old Fluor's common stock held by such holder at the close of business on the Record Date. Old Fluor has received a ruling from the Internal Revenue Service to the effect that the Distribution will be tax-free to Old Fluor and its shareholders.

     As a result of the Distribution, Old Fluor has been separated into two independent publicly traded companies: the Registrant and Old Fluor, now known as Massey Energy Company. The Registrant is a leading professional services company offering a diverse range of value-added, knowledge-based services, from traditional engineering, procurement and construction to total asset management. Massey Energy Company is a leader in the U.S. coal industry that produces high-quality, low sulfur coal for electric-generation, steel-making and a variety of industrial applications.

     Shares of the Registrant's common stock are listed on the New York Stock Exchange, Inc. (the "NYSE") under the temporary symbol "FLRWI". On and after December 22, 2000, shares of the Registrant's common stock will trade on the NYSE under the symbol "FLR".

     As a result of the Distribution, Old Fluor no longer has any ownership interest in the Registrant. In addition, the Registrant does not have any ownership interest in Old Fluor.

     The Registrant and Old Fluor have entered into certain agreements governing the relationship between the Registrant and Old Fluor after the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to the Distribution, including contingent liabilities relating to certain litigation. The Registrant has also adopted several stock-based compensation plans in connection with the Distribution. Certain of these agreements and plans have been updated and are filed as Exhibits 10.1 to 10.4 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (b)  Pro Forma Financial Information

     The information included in the section of the Proxy Statement of Old Fluor, dated November 1, 2000 and attached as Annex A to the Form 10/A filed by New Fluor on November 21, 2000 (the "Proxy Statement"), entitled "New Fluor Corporation Unaudited Pro Forma Financial Statements" is incorporated herein by reference. A copy of the Proxy Statement is filed as Exhibit 99.1 to this Form 8-K. Readers should note that notwithstanding the legal form of the Distribution described above, whereby Old Fluor "spun-off" the Registrant, because of the relative significance of the Registrant's business to Old Fluor, the Registrant is being treated as the "accounting successor" to Old Fluor for financial reporting purposes.

     (c)  Exhibits

          10.1* Distribution Agreement, dated as of November 30, 2000, between the Registrant and Massey Energy Company (formerly known as Fluor Corporation)

          10.2** Tax Sharing Agreement, dated as of November 30, 2000, between the Registrant, Massey Energy Company (formerly known as Fluor Corporation) and A.T. Massey Coal Company, Inc.

          10.3***   Fluor Corporation 2000 Executive Performance Incentive Plan

          10.4**** Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors

           99.1     Proxy Statement of Old Fluor, dated November 1, 2000

* Supersedes form of agreement filed as Exhibit 10.1 to the Registrant's Form 10/A on November 21, 2000.

** Supersedes form of agreement filed as Exhibit 10.2 to the Registrant's Form 10/A on November 21, 2000.

*** Supersedes Exhibit 10.7 to the Registrant's Form 10/A filed on November 21, 2000.

**** Supersedes Exhibit 10.8 to the Registrant's Form 10/A filed on November 21,
     2000.

Item 8.  Change in Fiscal Year.

     The Registrant has determined to change its fiscal year end from October 31 to December 31. The date of determination of such change was November 30, 2000. The Registrant will file on Form 10-Q a report covering the transition period between the fiscal year ending October 31, 2000 and the fiscal year beginning January 1, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 7, 2000

                                        FLUOR CORPORATION

                                        By:    /s/ Lawrence N. Fisher
                                               --------------------------
                                        Name:  Lawrence N. Fisher
                                        Title: Senior Vice President - Law
                                               and Secretary